Exhibit 10.1

FIRST AMENDMENT TO

CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (“Amendment”) is entered into as of December 21, 2004, among Planar Systems, Inc., an Oregon corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Agent.

RECITALS

A. Borrower, Agent and Lenders are parties to that certain Credit Agreement entered into as of December 16, 2003 (the “Credit Agreement”).

B. Borrower, Agent and Lenders desire to amend the Credit Agreement as set forth herein.

NOW THEREFORE, the parties agree as follows:

AGREEMENT

1. Recitals. The Recitals are true.

2. Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning given in the Credit Agreement.

3. Amendment to the definition of “Applicable Rate”. The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended by changing the references to “Section 6.02(b)” in such definition to “Section 6.02(a)” and by adding the following provision to such definition:

“At any time when the EBITDA for the period of four prior fiscal quarters most recently ended for which Borrower has delivered financial statements pursuant to Section 6.01(a) or (c) is less than $20,000,000 but greater than $15,000,000, the commitment fee provided above shall be increased by five basis points. At any time when EBITDA for the period of four prior fiscal quarters most recently ended for which Borrower has delivered financial statements pursuant to Section 6.01(a) or (c) is less than $15,000,000 but greater than $12,500,000, the commitment fee provided above shall increased by ten basis points.”

4. Amendment to the definition of “Permitted Acquisitions”. The definition of “Permitted Acquisitions” in Section 1.01 of the Credit Agreement is amended by adding the following language to the end of such definition:

“Provided further, however, that at any time when EBITDA for the period of four fiscal quarters most recently ended for which

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Borrower has delivered financial statements pursuant to Section 6.01(a) or (c) is less than $20,000,000, the sum of (x) Borrower’s cash and cash equivalents on deposit with Bank of America in the U.S. and (y) the excess of the Aggregate Commitments over the outstanding amount of the Committed Loans plus the outstanding amount of L/C Obligation must exceed $20,000,000.”

5. Amendment to Section 4.02(a) of the Credit Agreement. Section 4.02(a) of the Credit Agreement is amended by changing the reference to “clauses (a) and (b), respectively, of Section 6.01” to “clauses (a) and (c), respectively, of Section 6.01.”

6. Amendment to Section 6.12(d) of the Credit Agreement. Section 6.12(d) of the Credit Agreement is amended in its entirety to read:

“(d) EBITDA. Maintain on a consolidated basis EBITDA, after any adjustment for certain sales and Permitted Acquisitions, all as provided for in the definition of EBITDA, of not less than $12,500,000 for each period of four fiscal quarters. This covenant will be calculated at the end of each fiscal quarter.”

7. Amendment to Certain Definitions in the Credit Agreement. The reference to “Sections 6.01(a) or (b)” appearing in the following sections shall be changed to refer to “Sections 6.01(a) or (c)”:

Section 1.01 – Definition of “Fixed Charge Coverage Ratio”; and

Section 1.01 – Definition of “Funded Debt to EBITDA Ratio”.

8. Amendment to Section 6.02(a) of the Credit Agreement. The reference to “Sections 6.01(a) and (b)” in Section 6.02(a) of the Credit Agreement shall be changed to refer to “Sections 6.01(a) and (c).”

9. Amendment to Section 1 of Exhibit C of the Credit Agreement. The reference to “Section 6.01(b)” in Section 1 of Exhibit C shall be changed to refer to “Section 6.01(c).”

10. Amendment to Section 4 of Exhibit C of the Credit Agreement. The reference to “clauses (a) and (b), respectively, of Section 6.01” in Section 4 of Exhibit C of the Credit Agreement shall be changed to refer to “clauses (a) and (c), respectively, of Section 6.01.”

11. Amendment to Section IV of Schedule 2 to Exhibit C of the Credit Agreement. Section IV of Schedule 2 to Exhibit C of the Credit is amended by changing the Minimum Required from $20,000,000 to $12,500,000.

12. Fees. Borrower shall pay Bank of America, N.A., as Lender, a fee in the amount of $50,000 for this Amendment, payable upon execution of this Amendment.

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13. Release. Borrower hereby releases Agent, Lenders and their officers, agents, successors and assigns from all claims of every nature known or unknown arising out of or related to the Loans which exist, or but for the passage of time, could be asserted, on the date Borrower signs this Amendment.

14. No Further Amendment, Expenses. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents shall remain unmodified in full force and effect and the parties hereby ratify their respective obligations thereunder, but no legal fees shall be charged to Borrower for this Amendment.

15. Effective Date. The foregoing provisions are effective upon execution hereof.

16. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Amendment, it being understood that the Agent may rely on a facsimile counterpart signature page hereof for purpose of determining whether a party hereto has executed a counterpart hereof.

(b) Governing Law. This Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Oregon.

(c) Certain Agreements Not Enforceable. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY THE LENDERS TO BE ENFORCEABLE.

EXECUTED AND DELIVERED by the duly authorized officers of the parties as of the date first above written.

BORROWER:	PLANAR SYSTEMS, INC.

	By:	/s/ Steven J. Buhaly
	Name:	Steven J. Buhaly
	Title:	Chief Financial Officer

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LENDERS:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Eric Eidler
	Name:	Eric Eidler
	Title:	Senior Vice President

AGENT:	BANK OF AMERICA, N.A., as Agent

	By:	/s/ Eric Eidler
	Name:	Eric Eidler
	Title:	Senior Vice President

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The following Guarantors which have guaranteed the obligations of Borrower to Lenders hereby consent to the foregoing Amendment, and reaffirm the Guaranties.

GUARANTORS:	DOME IMAGING SYSTEMS, INC., a Delaware corporation

	By:	/s/ Steven J. Buhaly
Steven J. Buhaly
Vice President and Secretary

PLANAR CHINA, LLC, an Oregon limited liability company

	By:	/s/ Steven J. Buhaly
Steven J. Buhaly
Vice President and Secretary

PLANAR TAIWAN, LLC, an Oregon limited liability company

	By:	/s/ Steven J. Buhaly
Steven J. Buhaly
Vice President and Secretary

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